SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2004

CYBERGUARD CORPORATION

(Exact name of registrant as specified in its charter)

FLORIDA	0-24544	65-0510339
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2000 West Commercial Boulevard, Suite 200

Fort Lauderdale, Florida 33309

(Address of principal executive offices)

(954) 958-3900

(Registrant’s telephone number, including area code)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits

As described in Item 12 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release of the Company dated April 26, 2004.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 26, 2004, CyberGuard Corporation (the “Company”) issued a press release regarding results for the third quarter ended March 31, 2004. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations and financial position for the third quarter ended March 31, 2004.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CyberGuard Corporation

Date: April 26, 2004	By:	/s/ Michael Matte
	Name:	Michael Matte
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated April 26, 2004.